UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 11, 2008, Odyssey Marine Exploration, Inc. (“Odyssey”) entered into a Loan Agreement (the “Loan Agreement”) with Fifth Third Bank (the “Bank”). Pursuant to the Loan Agreement, Odyssey borrowed approximately $2.6 million. The loan is evidenced by a Commercial Promissory Note (the “Note”) and bears interest at a variable rate equal to the prime rate (as published in the Wall Street Journal) plus three-fourths of one percent (0.75%) per annum. The loan matures on July 11, 2013, and requires Odyssey to make monthly principal payments in the amount of $10,750 plus accrued interest. Pursuant to a related Mortgage and Security Agreement (the “Mortgage”), the loan is secured by a first mortgage on Odyssey’s real property located at 5215 West Laurel Street, Tampa, Florida, the location of Odyssey’s principal executive offices. The Loan Agreement, the Note, and the Mortgage contain customary representations and warranties, affirmative and negative covenants, conditions, and other provisions.

The Loan Agreement, the Note, and the Mortgage are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to such documents.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

10.1	Loan Agreement dated as of July 11, 2008, between Odyssey Marine Exploration, Inc. and Fifth Third Bank.

10.2	Commercial Promissory Note dated as of July 11, 2008, issued by Odyssey Marine Exploration, Inc.

10.3	Mortgage and Security Agreement dated as of July 11, 2008, between Odyssey Marine Exploration, Inc. and Fifth Third Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: July 17, 2008	By:	/s/ Michael J. Holmes
Michael J. Holmes
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Loan Agreement dated as of July 11, 2008, between Odyssey Marine Exploration, Inc. and Fifth Third Bank.

10.2	Commercial Promissory Note dated as of July 11, 2008, issued by Odyssey Marine Exploration, Inc.

10.3	Mortgage and Security Agreement dated as of July 11, 2008, between Odyssey Marine Exploration, Inc. and Fifth Third Bank.